UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

ART’S-WAY MANUFACTURING CO., INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of principal executive offices) (Zip Code)

(712) 208-8467
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value	ARTW	The NasdaqStock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01         Entry into a Material Definitive Agreement.

On June 22, 2026 Art’s-Way Manufacturing Co., Inc. (the “Company”) entered into a credit facility (the “Credit Facility”) with Bank Midwest, consisting of a $500,000 revolving line of credit (the “Reserve Line of Credit”) which is governed by a Promissory Note executed and delivered by the Company on such date. The Reserve Line of Credit is secondary to the Company’s $4,000,000 revolving line of credit (the Line of Credit) and will be utilized upon the Line of Credit reaching capacity. The Reserve Line of Credit matures on March 30, 2027 with monthly interest-only payments at a rate of 2.600% above the 1-month SOFR index with an initial interest rate is 6.225% per annum.

The Reserve Line of Credit was activated to pay large equipment deposits on a new fiberoptic laser and crane system for the Agricultural Products Segment. Upon delivery and installation, which is estimated in 16-18 weeks, the deposits and balance of the equipment will be converted to term debt with a 15-year term at an original estimated rate of 6.50% per annum (estimated interest rate may fluctuate with market rates).

The information contained in this Current Report on Form 8-K, including Exhibit 1.01 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(a)         Financial statements: None

(b)         Pro forma financial information: None

(c)         Shell Company Transactions: None

(d)         Exhibits:

1.01         Promissory note dated June 22, 2026.
104          Cover page Interactive Data File (formatted as Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2026

ART’S-WAY MANUFACTURING CO., INC.

By:	/s/ Michael W. Woods
Michael W. Woods
Chief Financial Officer